THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUSES DATED MAY 1, 2016

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

VARIABLE LIFE

VARIABLE COMPLIFE®

This Supplement amends certain information contained in the Prospectuses referenced above.

The following row in the Transaction Fees table in the “Fee and Expense Tables” section of the Variable CompLife® Prospectus is replaced as follows:

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Other Premium Expense Charge[2]	Upon each Premium Payment	1.00% of premium paid prior to the Policy Anniversary in 2017. 0.85% of subsequent premiums[1]	3.5% of the premium (includes both “State Premium Tax Charge” and “Other Premium Expense Charge”)

The “Annual Portfolio Operating Expenses” in the Prospectus is amended to read as follows:

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.38%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.21%	1.30%

Effective as of March 31, 2017, in the section titled, “The Funds – Northwestern Mutual Series Fund, Inc.”, the following table is amended to contain the following information for the International Growth Portfolio:

Portfolio	Investment Objective	Sub-adviser (if applicable)
Emerging Markets Equity Portfolio	Capital appreciation	Aberdeen Asset Managers Limited

The Expenses of the Portfolios subsection of the “Deductions and Charges” section in the Variable Complife® Prospectus and the last paragraph of the “Deductions and Charges” section in the Variable Life Prospectus is hereby replaced with the following:

The investment performance of each Division reflects all expenses borne by the corresponding Portfolio. For certain Portfolios, certain expenses were reimbursed or fees waived during 2015. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.21% to a maximum of 1.30%. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and the attached Fund prospectuses.)

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated December 13, 2016.